SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF
                            EACH OF THE LISTED FUNDS:


                                ----------------

                       DWS Dreman High Return Equity Fund
                         DWS Dreman Small Cap Value Fund


For Class I shareholders of the above-listed funds only:

The Board of the funds has approved a consolidation, on or about August 18, 2006, of the Class I shares of each fund into the Institutional Class of each fund. Each consolidation is subject to shareholder approval and will not be a taxable event for shareholders.

The estimated expenses for each combined class are expected to be the same or lower than the current expenses of Class I shares, taking into account the advisor's agreement to cap the expenses of each combined class. The characteristics and features of Class I and Institutional Class shares are substantially the same, except as noted below.

The eligibility requirements for purchasing Institutional Class shares, listed below, are different from those for purchasing Class I shares, although such requirements will not apply to those who hold Class I shares immediately prior to the consolidations.

Eligibility Requirements for Purchasing Institutional Class Shares

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.





                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

o  A current or former Director or Trustee of the Deutsche or DWS mutual funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

Although the minimum initial investment requirement for both classes is $1,000,000 (with no minimum for subsequent investments), the minimum initial investment for Institutional Class is waived for:

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

o Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at its discretion.








               Please Retain This Supplement for Future Reference





June 5, 2006